EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of Trans-Century Resources, Inc. (the "Company") Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 with the Securities and Exchange Commission (the "Report"), I, Mary W. Patterson, the Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of  Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial  condition and results of operations of the Company.

/s/ Mary W. Patterson

Mary W. Patterson

Chief Executive Officer and

Chief Financial Officer

Dated:  June 20, 2005